DFA Investment Dimensions Group Inc.
International Core Equity Portfolio
Emerging Markets Core Equity Portfolio

SUPPLEMENT TO THE
SUMMARY AND STATUTORY PROSPECTUSES AND
STATEMENTS OF ADDITIONAL INFORMATION
OF EACH OF THE PORTFOLIOS LISTED ABOVE

The purpose of this Supplement to the Summary and Statutory Prospectuses and Statements of Additional Information (each, an “SAI”) of the portfolios listed above (collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc., is to notify shareholders that the name of each Portfolio is being changed.

Effective February 28, 2025, the Portfolios will change their names as indicated below.

Current Name	Revised Name
International Core Equity Portfolio	International Core Equity 2 Portfolio
Emerging Markets Core Equity Portfolio	Emerging Markets Core Equity 2 Portfolio

The date of this Supplement is January 27, 2025